UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 13, 2008
(August 7, 2008)

Commission File Number	Name of Registrants, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

001-32462	PNM Resources, Inc. (A New Mexico Corporation) Alvarado Square Albuquerque, New Mexico 87158 (505) 241-2700	85-0468296

001-06986	Public Service Company of New Mexico (A New Mexico Corporation) Alvarado Square Albuquerque, New Mexico 87158 (505) 241-2700	85-0019030

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.
Background. On August 15, 2005, PNM Resources, Inc. (“PNMR”) executed an amended and restated $600 million unsecured credit agreement, which has subsequently been amended by a First Amendment to Credit Agreement dated as of November 3, 2006, and a Second Amendment to Credit Agreement dated as of December 20, 2006 (as amended, the “PNMR Credit Agreement”). Other parties to the PNMR Credit Agreement include First Choice Power, L.P., the lenders party thereto, Bank of America, N.A. as Administrative Agent, and Wachovia Bank, National Association as Syndication Agent.
On August 17, 2005, PNMR’s wholly-owned subsidiary, Public Service Company of New Mexico (“PNM”), entered into a new $400 million unsecured credit agreement (the “PNM Credit Agreement”). Other parties to the PNM Credit Agreement include the lenders party thereto, Wachovia Bank, National Association as Administrative Agent, and Union Bank of California, N.A. as Syndication Agent.
On May 5, 2008, PNM entered into a $300 million unsecured delayed draw term loan facility (the “PNM Term Loan Agreement”). Other parties to the PNM Term Loan Agreement include the lenders party thereto, Merrill Lynch Capital Corporation as Administrative Agent, and Morgan Stanley Senior Funding, Inc. and Wachovia Bank, National Association as Co-syndication Agents.
On May 8, 2008, PNM entered into a $100 million unsecured letter of credit facility pursuant to a reimbursement agreement (the “PNM Reimbursement Agreement”). Other parties to the PNM Reimbursement Agreement include Deutsche Bank AG New York Branch, as Administrative Agent, Lender and Letter of Credit Issuer, Royal Bank of Canada, as Lender and RBC Capital Markets as Syndication Agent.
Consents and Amendments. In connection with the PNMR Credit Agreement, PNMR has entered into a Consent Agreement (the “PNMR Consent Agreement”) on August 11, 2008, to be effective August 11, 2008, among PNMR, First Choice Power, L.P., the lenders party thereto and Bank of America, N.A., as Administrative Agent for the lenders named therein. The PNMR Consent Agreement provides the consent of the Required Lenders to the sale of PNM’s natural gas operations and the agreement that the sale will not create a Default or Event of Default under certain negative covenants contained in the PNMR Credit Agreement. PNMR has paid consent fees in the aggregate amount of approximately $835,000. This description of the PNMR Consent Agreement is qualified in its entirety by reference to the full text of the PNMR Consent Agreement, a copy of which is filed as Exhibit 10.1, hereto, and is incorporated by reference herein. Terms not otherwise defined in this paragraph have the definitions as provided in the PNMR Credit Agreement and the PNMR Consent Agreement.
PNM has entered into a Consent Agreement (the “PNM Consent Agreement”) on August 11, 2008, to be effective August 12, 2008, among PNM, the lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent for the lenders named therein. The PNM Consent Agreement provides the consent of the Required Lenders to the sale of PNM’s natural gas operations and the agreement that the sale will not create a Default or Event of Default under certain negative covenants contained in the PNM Credit Agreement. PNM has paid consent fees in the aggregate amount of approximately $560,000. This description of the PNM Consent Agreement is qualified in its entirety by reference to the full text of the PNM Consent Agreement, a copy of which is filed as Exhibit 10.2, hereto, and is incorporated by reference herein. Terms not otherwise defined in this paragraph have the same definitions as provided in the PNM Credit Agreement and the PNM Consent Agreement.
PNM has entered into a First Amendment to the PNM Term Loan Agreement (the “First Amendment to Term Loan”), on August 7, 2008, to be effective August 7, 2008, among PNM, the lenders party thereto and certain other parties. The First Amendment to Term Loan, among other items, adds definitions of “Consolidated EBITDA” and “Consolidated Interest Expense”, includes a financial covenant requirement for the ratio of Consolidated EBITDA to Consolidated Interest Expense and revises the required ratio of Consolidated Indebtedness to Consolidated Capitalization. This description of the First Amendment to Term Loan is qualified in its entirety by reference to the full text of the First Amendment to Term Loan, a copy of which is filed as Exhibit 10.3, hereto, and is incorporated by reference herein. Terms not otherwise defined in this paragraph have the same definitions as provided in the PNM Term Loan Agreement and the First Amendment to Term Loan.

PNM has entered into a First Amendment to the PNM Reimbursement Agreement (the “First Amendment to Reimbursement Agreement”), on August 7, 2008, to be effective August 7, 2008, among PNM, the lenders party thereto and Deutsche Bank AG New York Branch as Administrative Agent. The First Amendment to Reimbursement Agreement, among other items, amends the definition of “Consolidated EBITDA”. The description of the First Amendment to Reimbursement Agreement is qualified in its entirety by reference to the full text of the First Amendment to Reimbursement Agreement, a copy of which is filed as Exhibit 10.4, hereto, and is incorporated by reference herein. Terms not otherwise defined in this paragraph have the same definitions as provided in the PNM Reimbursement Agreement and the First Amendment to Reimbursement Agreement.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Exhibit
10.1	Consent Agreement, dated as of August 11, 2008, among PNMR, First Choice Power, L.P., the lenders party thereto and Bank of America, N.A., as Administrative Agent for the lenders named therein.
10.2	Consent Agreement, dated as of August 12, 2008, among PNM, the lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent for the lenders named therein.
10.3	First Amendment to the Delayed Draw Term Loan Agreement, dated as of August 7, 2008, among PNM, the lenders party thereto and certain other parties.
10.4	First Amendment to the Reimbursement Agreement, dated as of August 7, 2008, among PNM, the lenders party thereto and Deutsche Bank AG New York Branch as Administrative Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO (Registrants)

Date: August 13, 2008	/s/ Thomas G. Sategna
Thomas G. Sategna Vice President and Corporate Controller (Officer duly authorized to sign this report)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consent Agreement, dated as of August 11, 2008, among PNMR, First Choice Power, L.P., the lenders party thereto and Bank of America, N.A., as Administrative Agent for the lenders named therein.
10.2	Consent Agreement, dated as of August 12, 2008, among PNM, the lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent for the lenders named therein.
10.3	First Amendment to the Delayed Draw Term Loan Agreement, dated as of August 7, 2008, among PNM, the lenders party thereto and certain other parties.
10.4	First Amendment to the Reimbursement Agreement, dated as of August 7, 2008, among PNM, the lenders party thereto and Deutsche Bank AG New York Branch as Administrative Agent.

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